UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 5, 2013

POLYCOM, INC.

(Exact name of registrant as specified in its charter)

State of Delaware	000-27978	94-3128324
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6001 America Center Drive San Jose, California	95002
(Address of principal executive offices)	(Zip Code)

(408) 586-6000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Stockholder Approval of Amendment to the 2011 Equity Incentive Plan

At the Annual Meeting of Stockholders of Polycom, Inc. (“Polycom” or “the Company”) held on June 5, 2013 (the “Annual Meeting”), the stockholders of Polycom voted on and approved an amendment to Polycom’s 2011 Equity Incentive Plan (the “2011 Plan”) to increase the number of shares of common stock reserved for issuance under the plan by 10,500,000. The terms and conditions of the 2011 Plan are described in Polycom’s Proxy Statement dated April 19, 2013 (the “Proxy Statement”). The 2011 Plan is filed as Exhibit 10.1 hereto and is hereby incorporated by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The information contained in Item 5.02 above is hereby incorporated by reference. At the Annual Meeting, proxies representing 158,226,499 shares of common stock, or approximately 91% of the total outstanding shares, were present and voted on the four proposals presented at the Annual Meeting as follows:

Proposal One – Election of Directors

The table below presents the voting results of the election of six directors to Polycom’s Board of Directors by the Company’s stockholders:

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Andrew M. Miller	144,883,625	2,213,945	53,591	11,075,338
Betsy S. Atkins	132,528,009	14,599,585	23,567	11,075,338
John A. Kelley, Jr.	146,242,987	851,047	57,127	11,075,338
D. Scott Mercer	146,725,770	368,272	57,119	11,075,338
William A. Owens	131,901,897	15,194,270	54,994	11,075,338
Kevin T. Parker	146,812,476	283,691	54,994	11,075,338

Proposal Two – Approval of an Amendment to Polycom’s 2011 Equity Incentive Plan

Polycom’s stockholders approved the amendment to Polycom’s 2011 Equity Incentive Plan by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
97,374,120	48,958,637	818,404	11,075,338

Proposal Three – Advisory Vote on Executive Compensation

Polycom’s stockholders approved the advisory vote on executive compensation by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
86,990,255	59,579,712	581,194	11,075,338

Proposal Four – Ratification of Appointment of Independent Registered Public Accounting Firm

Polycom’s stockholders also ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
157,041,834	633,109	551,556	—

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

10.1	Polycom, Inc. 2011 Equity Incentive Plan, as amended June 5, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYCOM, INC.

By:	/s/ Sayed M. Darwish
Sayed M. Darwish
Chief Legal Officer, Executive Vice President of Corporate Development and Secretary

Date: June 7, 2013

EXHIBIT INDEX

Exhibit No.	Description

10.1	Polycom, Inc. 2011 Equity Incentive Plan, as amended June 5, 2013.

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